UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

LESLIE’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road
Phoenix, Arizona		85016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LESL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 13, 2024, the board of directors (the “Board”) of Leslie's, Inc. (the “Company”) approved and adopted the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”), which became effective immediately. Among other things, the amendments revise the procedural mechanics and disclosure requirements relating to business proposals submitted and director nominations made by stockholders, including by clarifying the parties as to whom disclosure is required, the types additional information the Company may request about stockholder-proposed nominees and the role of the Board with respect to determining whether such business proposals or nominations were proposed or made in accordance with the Bylaws, and by eliminating certain disclosure requirements relating to performance-related fees payable to the stockholder and interests in competitor companies held by the stockholder. The Bylaws also incorporate various other updates and technical, clarifying and conforming changes, including to reflect that in the absence of the Chairman of the Board and the Company’s Chief Executive Officer, an officer or director of the Company designated by the majority of the directors shall be the presiding chair of a stockholders’ meeting. The foregoing summary of the amendments to the Bylaws is qualified in all respects by reference to the text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws, effective as of August 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LESLIE'S, INC.

Date:	August 15, 2024	By:	/s/ Scott Bowman
		Name: Title:	Scott Bowman Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)